Supplement, dated November 21, 2003, to the Seligman Municipal Fund Prospectus,
                             dated February 1, 2003,
                                       of

                      Seligman Municipal Fund Series, Inc.
                         Seligman Municipal Series Trust
                    Seligman New Jersey Municipal Fund, Inc.
                   Seligman Pennsylvania Municipal Fund Series

The following paragraph has been added to the Prospectus at the end of sub-section "Class C" under the heading "Shareholder Information - Deciding Which Class of Shares to Buy":

      When purchasing shares through certain financial intermediaries, investors may also buy Class C shares without an initial sales charge and with a CDSC of twelve months. As a result, investors purchasing Class C shares through these financial intermediaries will not be limited to dollar amounts of less than $1,000,000. The financial intermediaries offering Class C shares without an initial sales charge and with a CDSC of twelve months are set forth in the Statement of Additional Information.

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      Supplement, dated November 21, 2003, to the Statements of Additional
                      Information, dated February 1, 2003,
                                       of

                      Seligman Municipal Fund Series, Inc.
                    Seligman New Jersey Municipal Fund, Inc.
                   Seligman Pennsylvania Municipal Fund Series
                                       and
               Seligman Municipal Series Trust, on behalf of its:
    Seligman California Municipal High-Yield Series and Seligman California
                            Municipal Quality Series
                        Seligman Florida Municipal Series
                    Seligman North Carolina Municipal Series
                           (collectively, the "Funds")

The following paragraph replaces the second full sentence in the first paragraph of sub-section "Class C" under the heading "Investment Advisory and Other Services - Rule 12b-1 Plan" in each Fund's Statement of Additional
Information:

      This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined below under the heading "Purchase, Redemption and Pricing of Shares")), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors.

The following paragraph replaces the entire paragraph of the sub-section "Class C" under the heading "Purchase, Redemption and Pricing of Shares - Purchase of Shares" in each Fund's Statement of Additional Information:

      Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares after November 24, 2003 through Level Load Intermediaries (as described below). In addition, purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased after November 24, 2003 through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less.

      Level Load Intermediaries are those financial intermediaries who after November 24, 2003 offer Class C Shares without any initial front-end sales charge. At the current time, the only Level Load Intermediary is UBS Financial Services, Inc. From time to time, other Level Load Intermediaries may be added.